Exhibit 21.1
SUBSIDIARIES OF URS CORPORATION

Name of Domestic Subsidiary and Consolidated Joint Ventures	State of Incorporation
21st Century Rail Corporation	Delaware, USA
Advatech, LLC.	Delaware
Aman Environmental Construction, Inc.	California
Badger Energy Inc.	Delaware, USA
Badger Middle East Inc	Delaware, USA
Banshee Construction Company, Inc.	California
CH2M-WG Idaho LLC.	Idaho, USA
Clay Street Properties	California
Cleveland Wrecking Company	Delaware
Connecting Idaho Partners JV	Idaho, USA
D&M Consulting Engineers, Inc.	Delaware
Dames & Moore Group (NY), Inc.	New York
DMJM+Harris/WIS JV	USA
Dulles Transit Engineers JV	Virginia, USA
Dulles Transit Partners LLC JV	Virginia, USA
E.C. Driver & Associates, Inc.	Florida
Eastside LRT Constructors JV	USA
Ebasco International Corporation	Delaware, USA
EC III, LLC	Delaware
EG&G Defense Materials, Inc.	Utah
EG&G Technical Services, Inc.	Delaware
Energy & Environmental Solutions, LLC.	Delaware
Energy Overseas International Inc	Delaware, USA
EWT Hanford LLC.	Delaware, USA
FD/MK LLC JV	Delaware, USA
Florida Toll Services JV	Florida, USA
Geotechnic Services, Inc.	California
Global Energy Services LLC	Delaware, USA
G-UB-MK Constructors JV	USA
Hampton Roads Public-Private Development LLC.	Virginia
Harbert Yeargin Inc.	Delaware
HNTB / Ebasco JV	USA
IAP Northern New Mexico LLC JV	New Mexico, USA
JT3, LLC	Delaware
K-G-W Leasing Company JV	USA
Kiewit/Kasler (West Grand) JV	USA
Lawrence Livermore National Security LLC	Delaware, USA
Lear Siegler Logistics International, Inc.	Delaware
Lear Siegler Services, Inc.	Delaware
Liberty Security Partners JV	USA
Los Alamos National Security LLC	Delaware, USA
Morrison Knudsen Fort Knox Project Limited, LLC	Ohio
NASCO – Washington Group	USA
National Projects Inc	Nevada, USA
Northwest Parkway Constructors JV	USA
Otay River Constructors JV	California, USA
Parkway Group LLC JV	Georgia, USA
Platte River Constructors Ltd.	Colorado, USA
Pomeroy Corporation	California, USA
Radian Engineering, Inc.	New York, USA
Radian International LLC.	Delaware, USA
Ralph Tyler Services Ltd	Ohio, USA
Raytheon-Ebasco Overseas Ltd	Delaware, USA
Riverside Freeway Constructors	USA
Rocky Mountain Remediation Services LLC JV	Colorado, USA
Rust Constructors Inc	Delaware, USA
Rust Constructors Puerto Rico Inc	Nevada, USA
Safe Sites of Colorado LLC JV	Delaware, USA
Savannah River Alliance LLC JV	Delaware, USA
Savannah River Remediation LLC	Delaware, USA
SGT West JV	California, USA
Signet Testing Laboratories, Inc.	Delaware, USA
SNC- Lavalin, Inc. / Washington Group International JV	Ohio, USA
The Leasing Corporation	Nevada, USA
The Steam Generating Team LLC JV	Ohio, USA
THOR Treatment Technologies LLC JV	Delaware, USA
Tishman Washington JV	USA
Tri County Rail Constructors	USA
United Engineers Far East Ltd	Delaware, USA
United Engineers International Inc	Pennsylvania, USA
United Mid-East Inc	Delaware, USA
URS Architecture/Engineers, Inc.	New Jersey, USA
URS Architecture - Oregon, Inc.	Oregon, USA
URS Architecture & Engineering – New York, P.C.	New York, USA
URS Caribe – Virgin Islands	US Virgin Islands
URS Caribe, L.L.P	Delaware/Puerto Rico
URS Construction Services, Inc.	Florida, USA
URS Corporation	Nevada, USA
URS Corporation – Maryland	Maryland, USA
URS Corporation – New York	New York, USA
URS Corporation – New York, Puerto Rico	Puerto Rico, USA
URS Corporation – North Carolina	North Carolina, USA
URS Corporation – Ohio	Ohio, USA
URS Corporation AES	Connecticut, USA
URS Corporation Architecture, P.C.	North Carolina, USA
URS Corporation Design	Ohio, USA
URS Corporation Great Lakes	Michigan, USA
URS Corporation Services	Pennsylvania, USA
URS Corporation Southeast	Georgia, USA
URS Corporation Southern	California, USA
URS District Services, P.C.	District of Columbia
URS Greiner Woodward-Clyde Consultants, Inc.	New York, USA
URS Group, Inc.	Delaware, USA
URS Holdings, Inc.	Delaware, USA
URS International, Inc.	Delaware, USA
URS Operating Services, Inc.	Delaware, USA
URS Resources, LLC	Delaware, USA
URS-Stevenson Architecture, P.C.	Mississippi, USA
URS.Corporation – Ohio, Virgin Islands	US Virgin Islands
Washington Architects LLC JV	Delaware, USA
Washington Closure Company LLC	Washington, USA
Washington Closure Hanford LLC JV	Delaware, USA
Washington Construction Corporation	Montana, USA
Washington Demilitarization Company LLC	Delaware, USA
Washington Earth Tech Disposal Cell WEDC LLC JV	Tennessee, USA
Washington Global Services Inc	Nevada, USA
Washington Government Environmental Services Company LLC	Delaware, USA
Washington Group Argentina Inc	Nevada, USA
Washington Group BWXT Operating Services LLC JV	Delaware, USA
Washington Group Holdings Ltd	Colorado, USA
Washington Group International Inc (Delaware)	Delaware, USA
Washington Group Ireland Ltd	Delaware, USA
Washington Group Latin America Inc	Delaware, USA
Washington Group Transit Management Company	Delaware, USA
Washington Group-Alberici JV	USA
Washington Group-Haks JV	USA
Washington Holdings, Inc.	Delaware, USA
Washington Infrastructure Corporation	New York, USA
Washington Infrastructure Services Inc	Colorado, USA
Washington International Inc	Nevada, USA
Washington International, LLC	Delaware, USA
Washington International/Black & Veatch JV	USA
Washington International/Black & Veatch Public Works JV	USA
Washington Kroechell Services JV	USA
Washington Midwest LLC	Ohio, USA
Washington Ohio Services LLC	Nevada, USA
Washington Quality Inspection Company	Delaware, USA
Washington River Protection Solutions LLC	Delaware, USA
Washington Safety Management Solutions LLC	Delaware, USA
Washington Savannah River Company LLC	Delaware, USA
Washington Staubach Addison Airport JV	USA
Washington Transportation Partners Limited Liability Company	Washington, USA
Washington TRU Solutions LLC	New Mexico, USA
Washington/SNC-Lavalin LLC	Delaware, USA
Washington-Catalytic Inc	Delaware, USA
Washington-Contrack Pacer Forge JV	USA
Washington-Framatome ANP DE&S Decontamination & Decommissioning LLC JV	New Mexico, USA
Washington-HNTB JV	USA
Washington-IDC JV	USA
West Valley Environmental Services LLC JV	Delaware, USA
West Valley Nuclear Services Company LLC	Delaware, USA
WGCI Inc	Delaware, USA
WGI Asia Inc	Delaware, USA
WGI Global Inc	Nevada, USA
WGI Global Opportunities LLC	Delaware, USA
WGI Industrial Services Ltd	Ohio, USA
WGI Middle East Inc	Nevada, USA
WGI Middle East / Al Jaber Energy Services Consortium Agreement	USA
WGI Overseas Operations LLC	Delaware, USA
WGI-Alberici JV for Holcim	USA
WII- CII JV	USA
WII-Contrack Pacer Forge JV	USA
Wisconsin Power Constructors LLC	Wisconsin, USA
WSMS Mid-America LLC	Delaware, USA
WSMS-MK LLC	Tennessee, USA

Name of Foreign Subsidiary	Jurisdiction of Incorporation
AACM INT’L Pty Ltd.	Australia
AGC Woodward-Clyde Pty. Ltd.	Australia
Broadway Insurance Company Ltd	Bermuda
Business Risk Strategies Pty. Ltd.	Australia
Catalytic Servicios, C.A.	Venezuela
Constructora MK de Mexico SA de CV	Mexico
Cosa-United, C.A.	Venezuela
Dames & Moore Bolivia S.A.	Bolivia
Dames & Moore De Mexico S de R.L. de C.V.	Mexico
Dames & Moore International SRL Japan/Venezuela	Japan/Venezuela
Dames & Moore Ltd.	United Kingdom
Dames & Moore PTY. Ltd.	Australia
Dames & Moore Servicios De Mexico, S de R.L. de C.V.	Mexico
Energy Overseas International Inc-India (Jindal Project Office)	India
Fernwärme GmbH Hohenmölsen-Webau	Germany
Fortech Finance PTY Ltd.	Australia
Gala-Mibrag-Service GmbH	Germany
Gibsin Engineers Ltd	Taiwan
Greiner Woodward Clyde Dames & Moore (Malaysia) SDN. BHD.	Malaysia
Gröbener Logistik GmbH - Spedition, Handel und Transport	Germany
Hoistings Systems PTY. Ltd.	Australia
Hollingsworth Dames & Moore PTY. Ltd.	Australia
Ingenierbüro für Grundwasser GmbH	Germany
Mibrag BV	Netherlands
Mibrag Industriekraftwerke Betriebs GmbH	Germany
Mibrag Industriekraftwerke GmbH & Co KG	Germany
Mibrag Industriekraftwerke Vermoegensverwaltungs-und Beteiligungs GbmH	Germany
Mibrag Industriekraftwerke Vertriebs GmbH	Germany
Mitteldeutsche Braunkohlengesellschaft mbH	Germany
Mitteldeutsche Umwelt-und Entsorung GmbH	Germany
MK Engineers and Contractors SA de CV	Mexico
Montan Bildungs-und Entwicklungsgesellschaft mbH	Germany
Morrison Knudsen Engenharia SA	Brazil
Morrison Knudsen MISR LLC	Egypt
Morrison Knudsen Peru SRL	Peru
Morrison Knudsen Umwelt GmbH	Germany
Morrison Knudsen Venezuela SA	Venezuela
Murray North International Ltd.	New Zealand
Nuclear Management Partners Limited	United Kingdom
O'Brien Kreitzberg Asia Pacific, Ltd.	Hong Kong
O'Brien Kreitzberg & Associates Ltd.	United Kingdom
Professional Insurance Limited	Bermuda
PT Geobis Woodward-Clyde Indonesia	Indonesia
PT Morrison Knudsen Indonesia	Indonesia
PT Power Jawa Barat	Indonesia
PT URS Indonesia	Indonesia
Radian International PTY, Ltd.	Australia
Radian International S.E.A. Limited	Thailand
Raytheon Engineers & Constructors Italy SRL	Italy
Raytheon-Ebasco Overseas Ltd-Philippines Branch	Philippines
Rust Constructors Puerto Rico Inc-Puerto Rican Branch	Puerto Rico
Saudi Arabian Dames & Moore	Saudi Arabia
SBG Rust	Saudi Arabia
Shanghai Ebasco-ECEPDI Engineering Corporation JV	China
TC Consultories Ltda	Portugal
Technologias y Servicios Ambientales Tesam S.A.	Chile
Thorburn Colquhoun Holdings Limited	United Kingdom
UK Nuclear Waste Management Limited	United Kingdom
United Mid-east Saudi Arabia	Saudi Arabia
United Research Services Espana, S.L.	Spain
URS Architects & Engineers Canada, Inc.	Canada
URS Asia Pacific PTY. Ltd.	Australia
URS Australia PTY. Ltd.	Australia
URS Belgium BVBA	Belgium
URS Canada, Inc.	Ontario
URS Chile S.A.	Chile
URS Consulting (India) PVT. Ltd.	India
URS Consulting (Shanghai) Ltd.	China
URS Consulting (Singapore) PTE. Ltd.	Singapore
URS Consulting Malaysia SDN. BHD	Malaysia
URS Corporation Ltd.	United Kingdom
URS Corporation S.A.	Argentina
URS Deutschland GMBH	Germany
URS EG&G Defense Services (UEDS) PTY Ltd.	Australia
URS Europe Limited	United Kingdom
URS Flight Training Services Ltd.	United Kingdom
URS Forestry PTY. Ltd.	Australia
URS Qatar LLC.	Qatar
Washington ACE LLP	United Kingdom
Washington E & C Limited	United Kingdom
Washington E & C Limited-Irish Branch	Ireland
Washington E & C Romania SRL	Romania
Washington Engineers LLP JV	Puerto Rico
Washington Engineers PSC JV	Puerto Rico
Washington Enterprises Emirates LLC	United Arab Emirates
Washington Group (Malaysia) Sdn Bhd	Malaysia
Washington Group (St Lucia) Holding Limited	St Lucia
Washington Group (Trinidad & Tobago) Limited	Trinidad & Tobago
Washington Group Bolivia SRL	Bolivia
Washington Group Deutschland GmbH	Germany
Washington Group Engineering Consulting (Shanghai) Company Ltd	China
Washington Group Industrial GmbH	Germany
Washington Group International do Brasil Ltda	Brazil
Washington Group International Hungary Kft	Hungary
Washington Group International Inc (Ohio)-Egyptian Branch	Egypt
Washington Group International Inc (Ohio)-Moscow Representative Office	Russian Federation (Moscow)
Washington Group International Inc (Ohio)-Ukrainian Representative Office	Ukraine
Washington Group International Inc (Ohio)-Virgin Islands Qualification	Virgin Islands
Washington Group International Trading (Shanghai) Co Ltd	China
Washington Group Jamaica Limited	Jamaica
Washington Group Latin America Inc-Mexican Branch	Mexico
Washington Group Northern Ltd	Canada
Washington Group Polska Sp z o o	Poland
Washington International Holding Limited	United Kingdom
Washington International Inc-Afganistan Representative Office	Afganistan
Washington International Inc-Australia Branch	Australia
Washington International Inc-Azerbaijanian Branch	Azerbaijan
Washington International Inc-Canada Branch	Canada (Ontario Only)
Washington International Inc-Egyptian Branch	Egypt
Washington International Inc-Iraqi Branch	Iraq
Washington International Inc-Jamaican Branch	Jamaica
Washington International Inc-Jordanian Branch	Jordan
Washington International Inc-Jordanian Regional Office	Jordan
Washington International Inc-Kazakhstan Branch	Kazakhstan
Washington International Inc-Russia-Moscow Representative Office	Russian Federation (Moscow)
Washington International Inc-Russia-Registered Sakhalin Branch	Russian Federation (Sakhalin)
Washington International Inc-Ukrainian Representative Office	Ukraine
Washington International Inc-Uzbekistani Representative Office	Uzbekistan
Washington International Saudi Arabia	Saudi Arabia
Washington Senggara Sdn. Bhd.	Malaysia
Washington Services (Thailand) Limited	Thailand
Washington Zander Global Services GmbH	Germany
Washington Zander Global Services UK Limited	United Kingdom
Washington-Catalytic Inc-Puerto Rican Branch	Puerto Rico
Washington-Catalytic Inc-US Virgin Islands Branch	Virgin Islands
WGI Asia Inc-Republic of Korea Branch	Republic of Korea
WGI Asia Inc-Singaporean Branch	Singapore
WGI Asia Inc-Thai Branch	Thailand
WGI Global Opportunities	United Kingdom
WGI Middle East (UK) Ltd	United Kingdom
WGI Middle East (UK) Ltd-Kuwaiti Agent Relationship	Kuwait
WGI Middle East Inc-Bahrainian Regional Office	Bahrain
WGI Middle East Inc-Qatari Project Office	Qatar
WGI Middle East Inc-Saudia Arabian Branch	Saudi Arabia
WGI Middle East Inc-UAE-Abu Dhabi Branch	UAE (Abu Dhabi)
WGI Netherlands BV	Netherlands
AACM INT’L Pty Ltd.	Australia
AGC Woodward-Clyde Pty. Ltd.	Australia
Broadway Insurance Company Ltd	Bermuda
Business Risk Strategies Pty. Ltd.	Australia
Catalytic Servicios, C.A.	Venezuela
Constructora MK de Mexico SA de CV	Mexico
Cosa-United, C.A.	Venezuela
Dames & Moore Bolivia S.A.	Bolivia
Dames & Moore De Mexico S de R.L. de C.V.	Mexico
Dames & Moore International SRL Japan/Venezuela	Japan/Venezuela
Dames & Moore Ltd.	United Kingdom
Dames & Moore PTY. Ltd.	Australia
Dames & Moore Servicios De Mexico, S de R.L. de C.V.	Mexico
Energy Overseas International Inc-India (Jindal Project Office)	India
Fernwärme GmbH Hohenmölsen-Webau	Germany
Fortech Finance PTY Ltd.	Australia
Gala-Mibrag-Service GmbH	Germany
Gibsin Engineers Ltd	Taiwan
Greiner Woodward Clyde Dames & Moore (Malaysia) SDN. BHD.	Malaysia
Gröbener Logistik GmbH - Spedition, Handel und Transport	Germany
Hoistings Systems PTY. Ltd.	Australia
Hollingsworth Dames & Moore PTY. Ltd.	Australia
Ingenierbüro für Grundwasser GmbH	Germany
Mibrag BV	Netherlands
Mibrag Industriekraftwerke Betriebs GmbH	Germany
Mibrag Industriekraftwerke GmbH & Co KG	Germany
Mibrag Industriekraftwerke Vermoegensverwaltungs-und Beteiligungs GbmH	Germany
Mibrag Industriekraftwerke Vertriebs GmbH	Germany
Mitteldeutsche Braunkohlengesellschaft mbH	Germany
Mitteldeutsche Umwelt-und Entsorung GmbH	Germany
MK Engineers and Contractors SA de CV	Mexico
Montan Bildungs-und Entwicklungsgesellschaft mbH	Germany
Morrison Knudsen Engenharia SA	Brazil
Morrison Knudsen MISR LLC	Egypt
Morrison Knudsen Peru SRL	Peru
Morrison Knudsen Umwelt GmbH	Germany
Morrison Knudsen Venezuela SA	Venezuela
Murray North International Ltd.	New Zealand
Nuclear Management Partners Limited	United Kingdom
O'Brien Kreitzberg Asia Pacific, Ltd.	Hong Kong
O'Brien Kreitzberg & Associates Ltd.	United Kingdom
Professional Insurance Limited	Bermuda
PT Geobis Woodward-Clyde Indonesia	Indonesia
PT Morrison Knudsen Indonesia	Indonesia
PT Power Jawa Barat	Indonesia
PT URS Indonesia	Indonesia
Radian International PTY, Ltd.	Australia
Radian International S.E.A. Limited	Thailand
Raytheon Engineers & Constructors Italy SRL	Italy
Raytheon-Ebasco Overseas Ltd-Philippines Branch	Philippines
Rust Constructors Puerto Rico Inc-Puerto Rican Branch	Puerto Rico
Saudi Arabian Dames & Moore	Saudi Arabia
SBG Rust	Saudi Arabia
Shanghai Ebasco-ECEPDI Engineering Corporation JV	China
TC Consultories Ltda	Portugal
Technologias y Servicios Ambientales Tesam S.A.	Chile
Thorburn Colquhoun Holdings Limited	United Kingdom
UK Nuclear Waste Management Limited	United Kingdom
United Mid-east Saudi Arabia	Saudi Arabia
United Research Services Espana, S.L.	Spain
URS Architects & Engineers Canada, Inc.	Canada
URS Asia Pacific PTY. Ltd.	Australia
URS Australia PTY. Ltd.	Australia
URS Belgium BVBA	Belgium
URS Canada, Inc.	Ontario
URS Chile S.A.	Chile
URS Consulting (India) PVT. Ltd.	India
URS Consulting (Shanghai) Ltd.	China
URS Consulting (Singapore) PTE. Ltd.	Singapore
URS Consulting Malaysia SDN. BHD	Malaysia
URS Corporation Ltd.	United Kingdom
URS Corporation S.A.	Argentina
URS Deutschland GMBH	Germany
URS EG&G Defense Services (UEDS) PTY Ltd.	Australia
URS Europe Limited	United Kingdom
URS Flight Training Services Ltd.	United Kingdom
URS Forestry PTY. Ltd.	Australia
URS Qatar LLC.	Qatar
Washington ACE LLP	United Kingdom
Washington E & C Limited	United Kingdom
Washington E & C Limited-Irish Branch	Ireland
Washington E & C Romania SRL	Romania
Washington Engineers LLP JV	Puerto Rico
Washington Engineers PSC JV	Puerto Rico
Washington Enterprises Emirates LLC	United Arab Emirates
Washington Group (Malaysia) Sdn Bhd	Malaysia
Washington Group (St Lucia) Holding Limited	St Lucia
Washington Group (Trinidad & Tobago) Limited	Trinidad & Tobago
Washington Group Bolivia SRL	Bolivia
Washington Group Deutschland GmbH	Germany
Washington Group Engineering Consulting (Shanghai) Company Ltd	China
Washington Group Industrial GmbH	Germany
Washington Group International do Brasil Ltda	Brazil
Washington Group International Hungary Kft	Hungary
Washington Group International Inc (Ohio)-Egyptian Branch	Egypt
Washington Group International Inc (Ohio)-Moscow Representative Office	Russian Federation (Moscow)
Washington Group International Inc (Ohio)-Ukrainian Representative Office	Ukraine
Washington Group International Inc (Ohio)-Virgin Islands Qualification	Virgin Islands
Washington Group International Trading (Shanghai) Co Ltd	China
Washington Group Jamaica Limited	Jamaica
Washington Group Latin America Inc-Mexican Branch	Mexico
Washington Group Northern Ltd	Canada
Washington Group Polska Sp z o o	Poland
Washington International Holding Limited	United Kingdom
Washington International Inc-Afganistan Representative Office	Afganistan
Washington International Inc-Australia Branch	Australia
Washington International Inc-Azerbaijanian Branch	Azerbaijan
Washington International Inc-Canada Branch	Canada (Ontario Only)
Washington International Inc-Egyptian Branch	Egypt
Washington International Inc-Iraqi Branch	Iraq
Washington International Inc-Jamaican Branch	Jamaica
Washington International Inc-Jordanian Branch	Jordan
Washington International Inc-Jordanian Regional Office	Jordan
Washington International Inc-Kazakhstan Branch	Kazakhstan
Washington International Inc-Russia-Moscow Representative Office	Russian Federation (Moscow)
Washington International Inc-Russia-Registered Sakhalin Branch	Russian Federation (Sakhalin)
Washington International Inc-Ukrainian Representative Office	Ukraine
Washington International Inc-Uzbekistani Representative Office	Uzbekistan
Washington International Saudi Arabia	Saudi Arabia
Washington Senggara Sdn. Bhd.	Malaysia
Washington Services (Thailand) Limited	Thailand
Washington Zander Global Services GmbH	Germany
Washington Zander Global Services UK Limited	United Kingdom
Washington-Catalytic Inc-Puerto Rican Branch	Puerto Rico
Washington-Catalytic Inc-US Virgin Islands Branch	Virgin Islands
WGI Asia Inc-Republic of Korea Branch	Republic of Korea
WGI Asia Inc-Singaporean Branch	Singapore
WGI Asia Inc-Thai Branch	Thailand
WGI Global Opportunities	United Kingdom
WGI Middle East (UK) Ltd	United Kingdom
WGI Middle East (UK) Ltd-Kuwaiti Agent Relationship	Kuwait
WGI Middle East Inc-Bahrainian Regional Office	Bahrain
WGI Middle East Inc-Qatari Project Office	Qatar
WGI Middle East Inc-Saudia Arabian Branch	Saudi Arabia
WGI Middle East Inc-UAE-Abu Dhabi Branch	UAE (Abu Dhabi)
WGI Netherlands BV	Netherlands